                              COINSURANCE AGREEMENT



                                     BETWEEN



                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY
                                   OF DELAWARE




                                       AND




                     PEOPLES SECURITY LIFE INSURANCE COMPANY
                                       OF
                                 NORTH CAROLINA





                                  JUNE 30, 1995

--------------------------------------------------------------------------------
TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Section 1.  Definitions                                                        3
Section 2.  Reinsurance Coverage                                               5
Section 3.  Representations and Warranties of the Company                      6
Section 4.  Representations and Warranties of the Reinsurer                    7
Section 5.  Conditions Precedent                                               7
Section 6.  Payments by the Company                                            8
Section 7.  Payments by the Reinsurer                                          9
Section 8.  Expenses and Adjustments                                           9
Section 9.  Payment Settlement Procedures and Reports                         10
Section 10. Administration of Policies                                        11
Section 11. Notice and Settlement of Claims                                   12
Section 12. Interest Rate Committee                                           12
Section 13. Policy Changes and New Policy Forms                               13
Section 14. Oversights                                                        13
Section 15. Tax Matters                                                       13
Section 16. Audit of Records and Procedures                                   14
Section 17. Arbitration                                                       14
Section 18. Special Provisions                                                15
Section 19. Insolvency                                                        15
Section 20. Offset                                                            16
Section 21. Parties to Agreement                                              16
Section 22. Effective Date and Closing Date                                   16
Section 23. Entire Agreement                                                  16
Section 24. Recapture of Reinsurance                                          17
Section 25. Termination                                                       17
Section 26. Marketing Materials                                               18
Section 27. Severability of Provisions                                        18
Section 28. Counterparts                                                      18
Section 29. Amendments                                                        18
Section 30. No Waiver                                                         18
Section 31. Confidentiality                                                   18
Section 32. Governing Law                                                     19


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
6/6/95
--------------------------------------------------------------------------------
TABLE OF CONTENTS - Continued

                                                                            PAGE
                                                                            ----
Schedules
---------
Schedule A        List of Policies Included                                   20
Schedule B        Reinsured Policies                                          21
Schedule C        Reimbursement of Costs
Schedule D        Licenses - The Company
Schedule E        Approvals - The Company
Schedule F        Licenses - The Reinsurer
Schedule G        Approvals - The Reinsurer
Schedule H        Initial Consideration
Schedule I        Transfer Adjustments
Schedule J        Daily Cash Settlement Procedure

                              COINSURANCE AGREEMENT

                                     Between
                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY
                                       of
                                    Delaware
                    hereinafter referred to as "the Company"

                                       and
                     PEOPLES SECURITY LIFE INSURANCE COMPANY
                                       of
                                 North Carolina
                   hereinafter referred to as "the Reinsurer"



This Agreement, executed this 30th day of June, 1995 between the Company and The Reinsurer as follows:


SECTION 1. - DEFINITIONS

"ACCOUNTING PERIOD":  As provided in Section 9 hereof.

"AFFILIATES": Respectively, any Person which directly or indirectly controls, or is under common control with, the Company, or any Person which directly or indirectly controls, or is under common control with, or is controlled by, the Reinsurer.

"BENEFIT PAYMENTS": Proceeds payable under a Reinsured Policy arising from: annuitization; death of a Policy owner or annuitant; full or partial withdrawal of amounts held in a Policy; or the maturity of a Policy. All such proceeds are net of surrender charges, market value adjustments and Premium Taxes recovered.

"BUSINESS DAY": Any references to Business Day in this Agreement will mean the days during which the Company is open for business.

"CLOSING DATE":  As provided in Section 22 hereof.

"EFFECTIVE DATE":  As provided in Section 22 hereof.

"EXPERIENCE REFUND": Any amount due from the Reinsurer to the Company in excess of those provided for in Section 7 of this Agreement which is based solely on the experience of the Reinsured Policies.

"GOVERNMENTAL AUTHORITY": Any nation or government, and province, state or other political subdivision thereof, and any entity exercising executive, legislative, judicial (including an arbitrator), regulatory or administrative functions of or pertaining to government.

"INITIAL CONSIDERATION":  The payment required by Section 6(a).

"MATERIAL ADVERSE EFFECT": In the case of either the Company or the Reinsurer, as appropriate, a material adverse effect on (1) its Property, business, operations, financial condition, liabilities or capitalization, individually or together with their respective Affiliates taken as whole; (2) its ability to perform its obligations under this Agreement; or (3) the validity or enforceability of this Agreement.

"PERSON": Any natural person, corporation, partnership, business trust, limited liability company, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or any other entity, whether acting in an individual, fiduciary or other capacity.

"POLICY OR POLICIES": Fixed annuity contracts and variable annuity contracts issued by the Company and covered by the terms of this Agreement as listed in Schedule A..

"PREMIUM TAXES": State taxes levied as a percent of gross premiums received, gross premium receipts, premiums collected, premiums collected or contracted for, new renewal premiums, or premiums written.

"PROMOTIONAL BONUS": Those portions of new money interest rates, renewal interest rates, settlement option rates, and annuity purchase rates for Reinsured Policies designated by the Company that exceed the Reinsurer's Supportable Rate.

"PROPERTY": Any right or interest in or to property of any kind whatsoever, whether real, personal or mixed, and whether tangible or intangible.

"REINSURANCE PREMIUMS": The premiums received by the Company with respect to Reinsured Policies after the Effective Date and prior to termination of this Agreement.

"REINSURED POLICY OR POLICIES": The quota share percentage of the portion of Policies as defined in Schedule B.

"REINSURED POLICY EXPENSE ALLOWANCE": Reimbursement of costs related to Reinsured Policies as set forth in Schedule C.

"REINSURER'S SUPPORTABLE RATE": New money interest rates, renewal interest rates, settlement option rates, and annuity purchase rates for Reinsured Policies agreed upon by a majority of the Reinsurer appointed membership of the Interest Rate Committee provided in Section 12.

"REQUIREMENTS OF LAW": As to any Person, the certificate of limited partnership, partnership agreement, charter and by-laws, or other organizational or governing documents as such Person, and any treaty, constitution, law, rule, order, regulation, statute, ordinance, code, decree, or determination of any Governmental Authority, in each case applicable to, binding upon or affecting any such Person or any of its Property or to which such Person or any of its Property is subject.

"UNUSUAL EXPENSES OF LAW":  As provided in Section 8 hereof.

SECTION 2. - REINSURANCE COVERAGE

(a) On the basis hereinafter stated, the Company's liability under the Policies listed in Schedule A shall be reinsured with the Reinsurer automatically for those portions of Policies as set forth in Schedule B.

(b) The liability of the Reinsurer for Policies shall begin simultaneously with that of the Company but not prior to the Effective Date of this Agreement. In no event shall reinsurance under this Agreement be in force and binding unless and until the issuance and delivery of Policies underlying such reinsurance constituted the doing of business in a state of the United States or the District of Columbia in which the Company was properly licensed in good standing.

(c) Reinsurance hereunder shall be coinsurance and shall follow the Policy forms of the Company.

(d) The reinsurance under this Agreement with respect to any Policy shall be maintained in force without reduction so long as and to the extent that the liability of the Company under such Policy reinsured hereunder remains in force without reduction, unless such reinsurance is terminated or reduced as provided herein.

(e) Except as otherwise provided in this Agreement, the reinsurance provided hereunder is subject to the same limitations and conditions to which the Policies reinsured under this Agreement are subject.

(f) The Company shall notify the Reinsurer immediately, in writing, of any and all investigations of the Company or its directors, principal officers or shareholders conducted by a Governmental Authority.

SECTION 3.  - REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company hereby represents and warrants to the Reinsurer that:

      (I) The Company has furnished the Reinsurer with copies of all forms, applications, rates, and values with respect to the Policies and shall keep the Reinsurer informed with respect to any changes or modifications to such forms, applications, rates or values in accordance with Section 14 herein.

      (II) The Company's authority to conduct an insurance business is in good standing in all jurisdictions identified on Schedule D for the lines of business identified therein and that it has not been placed in, nor does it have any reason to believe that it is about to be placed in supervision, rehabilitation, receivership, suspension or liquidation by any insurance department.

      (III) The Company (1) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (2) has all necessary corporate power and authority to entitle it to use its name, to own, lease or otherwise hold its properties and assets, to carry on its business as currently conducted, to perform its obligations, and (3) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

      (IV) The Company has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and has taken all necessary corporate and other action to authorize the ceding of the Policies under the terms of this Agreement. Except as shall have been obtained and set forth on Schedule E, no consent or approval of any Person, no waiver of any right of distraint or other similar right, and no consent, license, approval, authorization or declaration of, filing with or other act by or in respect of any Governmental Authority, was, is or will be required in connection with the fulfillment of the Company's duties under this Agreement.

      (V) This Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms.

      (VI) The Policies are in compliance with all applicable Requirements of Law and are on forms approved in all material respects by the appropriate Governmental Authorities except to the extent that failure to be in compliance therewith does not have a Material Adverse Effect.

      (VII) There are no material misrepresentations or omissions contained in the information provided to the Reinsurer prior to the date of this Agreement.

SECTION 4.  - REPRESENTATIONS AND WARRANTIES OF THE REINSURER

      The Reinsurer hereby represents and warrants to the Company that:

      (I) The Reinsurer's authority to conduct an insurance business is in good standing in all jurisdictions identified on Schedule F for the lines of business identified therein and that it has not been placed in, nor does it have any reason to believe that it is about to be placed in supervision, rehabilitation, receivership, suspension or liquidation by any insurance department.

      (II) The Reinsurer (1) is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina, (2) has all necessary corporate power and authority to entitle it to use its name, to own, lease or otherwise hold its properties and assets, to carry on its business as currently conducted, to perform its obligations, and (3) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

      (III) The Reinsurer has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and has taken all necessary corporate and other action to authorize the reinsurance of the Policies under the terms of this Agreement. Except as shall have been obtained and set forth on Schedule G, no consent or approval of any Person, no waiver of any right of distraint or other similar right, and no consent, license, approval, authorization or declaration of, filing with or other act by or in respect of any Governmental Authority, was, is or will be required in connection with the fulfillment of the Reinsurer's obligations under this Agreement.

      (IV) This Agreement has been duly executed and delivered by the Reinsurer and constitutes the valid and legally binding obligation of the Reinsurer, enforceable in accordance with its terms.

      (V) There are no material misrepresentations or omissions contained in the information provided to the Company prior to the date of this Agreement.


SECTION 5.  - CONDITIONS PRECEDENT

(a) The obligations of the Company and the Reinsurer hereunder are expressly subject to the approvals of the insurance commissioners, directors, or superintendents, as the case may be, of the insurance departments necessary for the consummation of the reinsurance contemplated by this Agreement, and such approvals shall be in full force and effect, and shall not impose upon either the Company or the Reinsurer any material conditions or other requirements that would impose upon either party any material additional costs.

(b) The obligations of the Reinsurer hereunder are expressly subject to the Reinsurer not having discovered prior to the Closing Date material errors, omissions or liabilities previously undisclosed to it in the due diligence investigation and documentation furnished to the Reinsurer by the Company prior to the date hereof.

(c) The obligations of the Company hereunder are expressly subject to the Company not having discovered prior to the Closing Date material errors, omissions or liabilities previously undisclosed to it in the due diligence investigation and documentation furnished to the Company by the Reinsurer prior to the date hereof.


SECTION 6. - PAYMENTS BY THE COMPANY

(a)   Initial Consideration

      To effect reinsurance with respect to Policies in force on the Effective Date, the Company shall pay to the Reinsurer in cash or other assets having a fair market value acceptable to the Reinsurer an Initial Consideration determined in accordance with Schedule H.

(b)   Payment of Reinsurance Premiums

      To effect or continue reinsurance with respect to Policies in force on or after the Effective Date and prior to the termination of this Agreement, the Company shall pay to the Reinsurer the Reinsurance Premiums.

(c)   Promotional Bonus

      The Company will pay the Reinsurer the cost assessed to the Company under
Section 18.

(d)   Adjustments on Transfers

      The Company will pay to the Reinsurer any amounts transferred to Reinsured Policies, after the Effective Date, that were not previously Reinsured Policies, less any transfer adjustments as determined in accordance with Schedule I.

(e)   Payment Procedures

      All amounts payable by the Company to the Reinsurer under this Section will be made in accordance with the terms and procedures set forth in Section 9 for payments required by this Agreement.

SECTION 7. - PAYMENTS BY THE REINSURER

(a)   Benefits Payments

      Benefit Payments will first be paid by the Company and the Reinsurer will thereafter reimburse the Company for such Benefit Payments.

(b)   Reinsured Policy Expense Allowances

      The Reinsurer shall pay the Company the full amount of the Reinsured Policy Expense Allowances as specified in Schedule C.

(c)   Premium Taxes

      The Reinsurer will reimburse the Company for Premium Taxes incurred by the Company with respect to the Reinsured Policies.

(d)   Policy Loans

      Loans on Policies will be paid by the Company to Contract owners and the Reinsurer shall fund the Company for any such loans with respect to the Reinsured Policies and the Company shall pay the Reinsurer interest and principal with respect to such loans as such amounts are remitted by the Policy owner.

(e)   Adjustments on Transfers

      The Reinsurer will pay to the Company any amounts transferred after the Effective Date that were not previously Reinsured Policies to Reinsured Policies, less any transfer adjustments as determined in accordance with Schedule H.

(f)   Payment Procedures

      All amounts payable by the Reinsurer to the Company under this Section will be made in accordance with the terms and procedures set forth in Section 9 for payments required by this Agreement.


SECTION 8. - EXPENSES AND ADJUSTMENTS

(a) The Reinsurer shall bear no part of the expenses incurred in connection with the Policies reinsured hereunder, except as otherwise provided in this Agreement.

(b) Any Unusual Expenses incurred by the Company in defending or investigating a claim for Benefit Payments or in rescinding a Policy reinsured hereunder shall be participated in by the Reinsurer in the same proportion as the Reinsured Policy bears to the total liability under such Policy.

(c) For purposes of this Agreement, it is agreed that penalties, attorney's fees, and interest that are imposed automatically by statute and that arise solely out of a judgment rendered against the Company in a suit for Benefit Payments shall be considered Unusual Expenses.

(d) The Reinsurer shall not pay the Company an Experience Refund under this Agreement.

(e) In no event, however, shall the following categories of expenses or liabilities be considered for purposes of this Agreement as Unusual Expenses:

      (1)   routine investigative or administrative expenses;

      (2) expenses, fees, settlements or judgments arising out of or in connection with claims of entitlement to Benefit Payments which the Company admits are payable;

      (3) expenses, fees, settlements or judgments arising out of or in connection with claims against the Company for punitive or exemplary damages; and

      (4) expenses, fees, settlements or judgments arising out of or in connection with claims made against the Company and based on alleged or actual bad faith, failure to exercise good faith, or tortious conduct.

(f) In the event that the coverage provided by Reinsured Policies is increased or reduced because of a misstatement of age or sex, the reinsurance hereunder shall increase or reduce proportionately.


SECTION 9. - PAYMENT SETTLEMENT PROCEDURES AND REPORTS

(a)   Initial Consideration

      The Company will pay an estimated Initial Consideration to the Reinsurer on the Closing Date in the amount of $_________. Within forty-five (45) days after the Closing Date, the Reinsurer will make a final calculation of the Initial Consideration in accordance with Schedule H. Within five (5) Business Days following delivery of the final calculation by the Reinsurer to the Company, the Reinsurer or the Company, as the case may be, will pay to the other any amount required to adjust the estimated Initial Consideration to the final calculation.

(b)   Daily Cash Settlement

      The Company and the Reinsurer will establish and maintain a daily cash settlement procedure in accordance with the principles set forth in Schedule J, using approximations where required, to cover substantially all of the amounts due under this Agreement. The daily cash settlement procedures may be amended as agreed by the parties to help minimize the amount of net settlements due at the end of each Accounting Period.

(c)   Payments Due

      Except as otherwise specifically provided herein, all amounts due to be paid to either the Reinsurer or the Company shall be determined daily on a net basis. If such amounts cannot be determined on any day on an exact basis, such payments will be paid on an estimated basis and any final adjustments are to be made within fifteen (15) days after each Accounting Period as defined in subsection (d) below.

(d)   Accounting Period

      The Accounting Period for this Agreement shall be a calendar month. The Company and the Reinsurer shall each reconcile the reinsurance transactions and payments contemplated by this Agreement in accordance with Schedule I at the end of each Accounting Period.

(e)   Reports

      The Reports prescribed in Schedule I will be provided by the Company to the Reinsurer within fifteen (15) days of the end of each Accounting Period.


SECTION 10. - ADMINISTRATION OF POLICIES

(a) The Company will have the ultimate authority for the administration of the Policies. Notwithstanding the foregoing, the Company will administer the Policies pursuant to servicing standards mutually agreed upon by the Company and the Reinsurer, and in no event shall the Company administer the Policies in any manner that is not in accordance with all Requirements of Law and with standard industry custom, except to the extent that the failure to be in accordance with such Requirements of Law and standard industry custom would not have a Material Adverse Effect.

(b) The Company will indemnify and hold harmless the Reinsurer, its officers, directors, employees, and agents (each as "Indemnified Party") from, and shall reimburse as Indemnified Party for, all loss arising out of any claim against such Indemnified Party arising out of any action or failure to act by the Company or its representatives in respect of the administration of the Policies. For purposes of this subsection, "loss" shall include all fees, costs, penalties, judgments and expenses of any kind reasonably incurred by an Indemnified Party in investigating, preparing for, defending against or taking any other action with respect to a threatened or asserted claim.

SECTION 11. - NOTICE AND SETTLEMENT OF CLAIMS

(a) The Company will promptly notify the Reinsurer in writing after receipt of any information regarding a claim for Benefits Payments and the institution of any legal proceeding in respect of such claim. The Reinsurer will be furnished copies of any proofs or other documents bearing on such claim or proceeding upon request.

(b) The Company will promptly notify the Reinsurer in writing or its intention to contest any claims for Benefits Payments. The Reinsurer will accept the good faith decision of the Company in settling any claim for Benefits Payments and shall pay its share of net reinsurance liability upon receiving proper evidence of the Company's having settled with the claimant. In no event will the Reinsurer be required to reimburse the Company for any Benefits Payments greater than those guaranteed by the Policies.

(c) If the Company should contest any claim or proceeding and the amount of net liability thereby be reduced, or if at any time the Company should recover monies from any third party in connection with or arising out of any claim reinsured by the Reinsurer, the Reinsurer's liability hereunder shall be reduced accordingly.

(d) Notwithstanding the foregoing, the Reinsurer shall have the right to consult with the Company in respect of the handling of any claim and, at its own expense, shall have the right to participate in the defense of any claim.


SECTION 12. - INTEREST RATE COMMITTEE

      An Interest Rate Committee will be established by the Reinsurer and the Company. The Committee members will be selected from the Reinsurer's and the Company's then-current employees or their respective affiliates' employees. There will be an equal number of members appointed to the Committee by each of the Reinsurer and the Company and total membership will not exceed six (6) individuals.

      The Committee will be authorized to determine interest rate crediting methodologies and to recommend new money interest rates, renewal interest rates, settlement option rates, and annuity purchase rates for the Policies. Such methodologies and rates will be based on indices, or other information relevant to the appropriate maturities of the Policies. The Company has the right to approve or reject all rates recommended by the Committee. Any Promotional Bonus will be subject to the terms of Section 18.

      The Committee will establish the procedures for its operations including, but not limited to, determining the frequency of meetings, frequency of interest rate reviews, maintenance of minutes for meetings of the Committee, and notice requirements for any unscheduled meetings. Meetings will generally be conducted by teleconference. A quorum for any meetings of the

Committee will be at least one representative from each of the Company and the Reinsurer. Members in attendance may cast the votes of those absent members from their respective group.


SECTION 13. - POLICY CHANGES AND NEW POLICY FORMS

(a) If any change is made with respect to any Policies, including but not limited to changes in the terms and conditions of a Policy issued by the Company, or a change in the method used to calculate the reserves on a Policy, and such change affects Reinsured Policies, the Company will notify the Reinsurer promptly in writing of such change.

(b) For purposes of this Agreement, any of the types of changes described in subsection (a) above will be deemed to be the issuance of a new policy form by the Company and policies issued by the Company on such new policy form will not automatically be considered Policies subject to this Agreement. The Reinsurer, in its full and unfettered discretion, will decide whether the policies utilizing the new policy form will be Policies subject to this Agreement and the Company shall be bound by the Reinsurer's decision. The Reinsurer shall inform the Company whether the Reinsurer wishes to include policies utilizing the new policy form as Policies subject to this Agreement within 30 days of the notice provided to the Reinsurer by the Company pursuant to Section 13(a) hereof.


SECTION 14. - OVERSIGHTS

      If either the Company or the Reinsurer shall unintentionally perform an obligation incorrectly or fail to perform an obligation under this Agreement or perform an obligation incorrectly, such error or omission shall be corrected as soon as reasonably possible after its discovery and both the Company and the Reinsurer will be restored to the positions they would have been in had no such error or omission occurred. For purposes of this Agreement, errors and omissions are defined as clerical mistakes made inadvertently and exclude errors of judgment and all other forms of errors or omissions.


SECTION 15. - TAX MATTERS

(a) Pursuant to IRC Section 848, insurance companies are required to capitalize and amortize specified policy acquisition expenses. The amount capitalized is determined by proxy based on a percentage of "reinsurance premiums" as defined by the IRS regulations relating to IRC Section 848. At the Reinsurer's request, the Company will reimburse the Reinsurer for any positive timing cost to the Reinsurer which results from the application of IRC Section 848 to the Policies reinsured under this Agreement and which the Reinsurer considers material. At the Company's request, the Reinsurer will reimburse the Company for the absolute value of any negative timing cost to the Company which results from the application of IRC Section 848 to the Policies reinsured under this Agreement and which the Company considers material.

(b) The Company and the Reinsurer agree that the party with net positive consideration under this Agreement will capitalize specified Policy acquisition expenses with respect to the Policies reinsured under this Agreement without regard to the general deductions limitation of IRC Section 848(c)(1). The Company and the Reinsurer will exchange information pertaining to the amount of net cash consideration under this Agreement each year to ensure consistency. The Company will submit a schedule to the Reinsurer by May 1 of each year showing its calculation of the net consideration for the preceding taxable year. The Reinsurer may contest the calculation in writing within thirty (30) days of receipt of the Company's schedule. Any difference will be resolved between the parties so that consistent amounts are reported on the respective tax returns for the preceding taxable year. This election to capitalize specified Policy acquisition expenses without regard to the general deductions limitation is effective for all taxable years during which this Agreement remains in effect.


SECTION 16. - AUDIT OF RECORDS AND PROCEDURES

(a) The Reinsurer and the Company each shall have the right during normal business hours and at reasonable intervals, to audit, at the office of the other, all records and procedures relating to reinsurance under this Agreement. Books and records shall be maintained in accordance with prudent standards of insurance company record keeping and must be retained for a period of at least seven (7) years from the date of creation.


SECTION 17. - ARBITRATION

(a) It is the intention of the parties that the customs and usages of the business of reinsurance shall be given full effect in the interpretation of this Agreement. The parties shall act in all things with the highest good faith. A dispute or difference between the parties with respect to the operation or interpretation of this Agreement on which an amicable understanding cannot be reached, including but not limited to claims for recission of the Agreement, shall be decided by arbitration. The arbitrators are empowered to decide all questions or issues and shall be free to reach their decisions from the standpoint of equity and customary practices of the insurance and reinsurance industry rather than from that of strict law.

(b) To initiate arbitration, a party shall send by certified mail, return receipt requested, to the other party's home office a notice demanding arbitration. The notice shall include the issues for decision and the remedies sought. The party receiving the notice shall thereafter have thirty days within which to respond in writing.

(c) There shall be three arbitrators who shall be active or retired officers of 0life insurance companies other than the contracting companies or their affiliates. Each of the contracting companies shall appoint one of the arbitrators and these two arbitrators shall select the third. In the event that either contracting company should fail to choose an arbitrator within thirty days after the response to the demand for arbitration, the other contracting company may choose two arbitrators, who shall in turn choose a third arbitrator before entering arbitration. If the two arbitrators are unable to agree upon the selection of a third arbitrator within thirty days following their appointment, each arbitrator shall nominate three candidates within ten days thereafter, two of whom the other shall decline and the decision shall be made by drawing lots.

(d) The decision in writing of any two arbitrators when filed with the parties hereof, shall be final and binding on both parties. Judgment may be entered upon the final decision of the arbitrators in any court having competent jurisdiction. Each party shall bear the expense of its own arbitrator, and with the other party shall bear equally the expense of the third arbitrator and of the arbitration.

(e) In the event of arbitration, the arbitration hearing shall take place in Boston, Massachusetts, unless another location is agreed to in writing by both the Company and the Reinsurer.

(f) This Section 17 constitutes a separate and independent agreement between the Company and the Reinsurer and shall remain in force even after termination of this Agreement and even if the Agreement is found wholly or partially void or is disputed. The arbitrators shall decide upon the validity of this Agreement and, in case of its invalidity, upon any dispute between the parties.


SECTION 18. - SPECIAL PROVISIONS

      Promotional Bonus

      On a case by case basis, the Reinsurer will determine the extent to which it will share in the costs, if any, associated with a Promotional Bonus. If a Promotional Bonus is offered by the Company without the Reinsurer's prior written approval and agreement to share the cost of such Promotional Bonus, then the Company shall be assessed the full amount of costs associated with the Promotional Bonus.


SECTION 19. - INSOLVENCY

(a) In the event of the insolvency of the Company, all reinsurance shall be payable directly to the liquidator, receiver, or statutory successor of the Company, without diminution or increase because of the insolvency of the Company.

(b) In the event of insolvency of the Company, the liquidator, receiver, or statutory successor shall give the Reinsurer written notice of the pendency of a claim on a Reinsured Policy within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of any such claim, the Reinsurer may investigate such claim and interpose in the name of the Company (its liquidator, receiver or statutory successor), but at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which the Reinsurer may deem available to the Company or its liquidator, receiver or statutory successor.

(c) The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer. Where two or more reinsurers are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expense shall be apportioned in accordance with the terms of this Agreement as though such expenses had been incurred by the Company.


SECTION 20. - OFFSET

      Any debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or where incurred, in favor of or against either the Company or the Reinsurer with respect to this Agreement or with respect to any other claim of one party against the other under this Agreement or any other Agreement between the parties are deemed mutual debts or credits, as the case may be, and shall be set off dollar for dollar, and only the balance shall be allowed or paid, regardless of the solvency of either party.


SECTION 21. - PARTIES TO AGREEMENT

(a) This is an Agreement for coinsurance solely between the Company and the Reinsurer. The acceptance of reinsurance hereunder shall not create any right or legal relation whatsoever between the Reinsurer and the insured or the beneficiary under any Policy, and the Company shall be and remain solely liable to such insured or beneficiary under any such Policy.

(b) This Agreement may not be assigned by either party without the prior written approval of the other party. However, the Reinsurer reserves the right to retrocede the reinsurance assumed under this Agreement to one or more of its affiliated insurance companies. Except for the foregoing, the Reinsurer shall not retrocede the Policies reinsured hereunder without the prior written authorization by the Company.


SECTION 22. - EFFECTIVE DATE AND CLOSING DATE

(a) The Effective Date for the reinsurance provided under this Agreement shall be June 30, 1995. The Closing Date for payment of the Initial Consideration will be July 5, 1995.


SECTION 23. - ENTIRE AGREEMENT

      This Agreement constitutes the entire agreement between the Company and the Reinsurer with respect to the risks reinsured hereunder and there are no understandings between the parties other than as expressed in this Agreement.

SECTION 24. - RECAPTURE OF REINSURANCE

(a) The Reinsurer, or any of its affiliates to whom the Reinsurer has retroceded any of the Policies reinsured herein, shall permit the Company to recapture the Policies reinsured hereunder, at fair market value, based on procedures outlined in Schedule H, without any penalty, if the Reinsurer's risk-based capital ratio as defined in the National Association of Insurance Commissioners "Risk-Based Capital for Life and/or Health Insurers Model Act", falls below 150% of the "Company Action Level" at the end of any calendar quarter and remains below such level at the end of the next two calendar quarters. The recapture shall commence at the end of the calendar quarter during which 30 days notice is given to the Reinsurer by the Company of the Company's intent to recapture. The initial recapture shall relate to no more than 33 1/3% of the Policies reinsured in the hereunder, with the remainder of the recapture, in substantially equal amounts, to occur over a period not to exceed more than 36 months thereafter.

(b) The Reinsurer shall provide the Company with its annual risk-based capital report and shall furnish estimated proforma risk-based capital calculations for the quarters ending March 31, June 30, and September 30 of each year.

(c) The Policies recaptured pursuant to subsection (a) above will thereafter be held at the Company's own risk and the Reinsurer's obligations with respect to such Policies shall cease to exist.


SECTION 25. - TERMINATION

(a) This Agreement may be terminated at any time by either the Reinsurer or the Company upon ninety (90) days written notice with respect to reinsurance of Policies not yet placed in force.

(b) At the end of any Accounting Period, this Agreement shall automatically terminate if none of the Policies reinsured hereunder are in force.

(c) The Reinsurer may terminate this Agreement upon thirty (30) days written notice to the Company so long as such notice has been received by the Company within five (5) days after the Reinsurer has been notified by the Company of the closing of a transaction whereby a party unaffiliated with the Reinsurer or the Company acquires, directly or indirectly, either (i) 10% or more of the voting equity securities of the Company or any options or rights to subscribe to 10% or more of such voting equity securities or other securities or instruments which may be converted into voting equity securities of the Company or (ii) by contract or otherwise, the power to direct or cause the direction of the management and policies of the Company.

(d) Upon an event specified in subsection (c) above, the Reinsurer shall transfer to the Company a total amount, in cash or assets having a fair market value acceptable to the Company, equal to the net consideration with respect to the Reinsured Policies in effect as of the effective date of such termination, calculated in a manner consistent with the pricing mechanism utilized in determining the initial net reinsurance premium, less an early termination allowance to the Reinsurer of 0.5% (50 basis points) of such amount.

(e) The failure to make payments in accordance with Section 9 shall permit the aggrieved party to terminate this Agreement with respect to all Policies following thirty (30) days written notice to the party in default provided the party in default has not cured such default within that notice period.


SECTION 26. - MARKETING MATERIALS

      No marketing materials, prospectuses, broker communications or other communications of the Company or the Reinsurer which refer to the other party hereto shall be distributed in any manner without the prior approval of such other party.


SECTION 27. - SEVERABILITY OF PROVISIONS

      If any provision of this Agreement is declared null and void by any Government Authority, each party will have the right to terminate this Agreement upon five (5) days written notice to the other party. Upon such termination, the transfer of funds described in Section 25(d) herein shall occur.


SECTION 28. - COUNTERPARTS

      This Agreement may be executed in several counterparts and each shall have the same force and effect as an original.


SECTION 29. - AMENDMENTS

      Any amendment, alteration, modification, variation or addition to this Agreement shall only be valid if in writing and executed by both parties hereto.


SECTION 30. - NO WAIVER

      The failure of any party to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of such provisions, nor in any way to affect the validity of this Agreement, or any part thereof, or the rights of any party to thereafter enforce each and every provision.

SECTION 31. - CONFIDENTIALITY

      The Reinsurer or the Company, as the case may be, will handle confidential information received from the other party in accordance with standards of care and confidentiality that it applies to its own records, trade secrets and proprietary information.


SECTION 32. - GOVERNING LAW

      This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.


IN WITNESS WHEREOF, NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY and PEOPLES SECURITY LIFE INSURANCE COMPANY have by their respective officers executed this Agreement in duplicate on the date first mentioned above.

NORTH AMERICAN SECURITY LIFE        PEOPLES SECURITY LIFE
INSURANCE COMPANY                   INSURANCE COMPANY


Richard Hirtle                      Frederick C. Kessell
-------------------------------     -----------------------------------
By                                  By


Vice President, Treasurer & CFO     Second Vice President - Investments
-------------------------------     ------------------------------------
Title                               Title


John G. Vrysen
-------------------------------
By

Vice President & Chief Actuary
-------------------------------
Title

Date July 5, 1995

                                    SCHEDULES

                          NORTH AMERICAN SECURITY LIFE
                              COINSURANCE AGREEMENT
                                   SCHEDULE A

THE REINSURED NORTH AMERICAN SECURITY LIFE (NASL) PRODUCTS UNDER THIS AGREEMENT ARE LISTED BELOW.

      STANDARD
      POLICY FORM CODE*                              PRODUCT ADMINISTRATIVE CODE
      -----------------                              ---------------------------

      DEFERRED ANNUITIES AND ANNUITIZATIONS WITH FIXED PAYOUT OPTIONS

      NASL
      Venture Fixed Annuity
      204-FA                                                        VEN 4

      Venture Variable Annuity (Annuitizations with fixed payout options only)
      200-VA                                                        VEN 1
      203-VA                                                        VEN 3

      Venture Variable Annuities - Fixed Options
      207.VFA                                                       VEN 7

      207.VFA                                                       OWN 7

      VFA.CONT, VFA.CERT                                            VEN 8

      207.VFA                                                       VEN 17

      VFA.CONT,VFA.CERT                                             VEN 18

      VENTURE.001, VENTURE.005                                      VEN 20

      VENTURE.001, VENTURE.005                                      VEN 21

      VENTURE.003, VENTURE.004                                      VEN 22

      VENTURE.003, VENTURE.004                                      VEN 23

      Venture Vision Product - Fixed Options
      VEN 10                                                        VIS 5

      VISION.001                                                    VIS 25

      Venture Group Unallocated Annuities - Fixed Options only

                                                     All Product Administrative
      UGA                                            codes starting with "G"

      IMMEDIATE PAYOUT ANNUITIES (FIXED OPTIONS ONLY)

      NASL
      206-IA                                         VEN 6 Fixed Immediate

      *Slight variations to the identified policy form codes may exist by state.

                          NORTH AMERICAN SECURITY LIFE
                              COINSURANCE AGREEMENT
                                   SCHEDULE B

THE REINSURED NORTH AMERICAN SECURITY LIFE (NASL) RELATED PRODUCT COINSURANCE PERCENTAGES ARE LISTED BELOW. THIS AGREEMENT COVERS THE FIXED ACCOUNT OPTIONS IN BOTH THE ACCUMULATION (DEFERRED ) AND PAYOUT PHASES OF THESE CONTRAST. THE LOAN COLLATERAL ACCOUNT UNDER A CONTRACT SHALL BE INCLUDED AS A FIXED ACCOUNT OPTION.

                                                                COINSURANCE
       PRODUCT ADMINISTRATIVE CODE                              PERCENTAGE
       ---------------------------                              ----------

       DEFERRED ANNUITIES AND ANNUITIZATIONS WITH FIXED PAYOUT OPTIONS

       NASL
       Venture Fixed Annuity
                VEN 4                                                100%

       Venture Variable Annuity (Annuitizations with fixed payout options only)
                VEN 1                                                100%
                VEN 3                                                100%

       Venture Variable Annuities - Fixed Options
                VEN 7                                                100%

                OWN 7                                                100%

                VEN 8                                                100%

                VEN 17                                               100%

                VEN 18                                               100%

                VEN 20                                               100%

                VEN 21                                               100%

                VEN 22                                               100%

                VEN 23                                               100%

       Venture Vision Product - Fixed Options
                VIS 5                                                100%

                VIS 25                                               100%

       Venture Group Unallocated Annuities - Fixed Options only
                All Product Administrative
                codes starting with "G"                              100%

       IMMEDIATE PAYOUT ANNUITIES (FIXED OPTIONS ONLY)

       NASL
                VEN 6 Fixed Immediate                                100%

                          NORTH AMERICAN SECURITY LIFE
                             COINSURANCE AGREEMENT
                                   SCHEDULE C

The expense reimbursements to be paid by the Reinsurer to the Company will include a compensation allowance, issue allowance, maintenance allowance and premium taxes paid. On any of the contracts below where no commission is paid, the compensation allowance shall be zero.

COMPENSATION ALLOWANCE

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      CHARGEBACK
   PRODUCT DESCRIPTION                    NEW BUSINESS                 TRAILER/RENEWAL COMMISSION                   (SEE NOTE 2)
-------------------------------------   -----------------  --------------------------------------------------------  ------------
                                                             % of
                                        (Note 1)             Fixed
                      Issue     Issue     % of             Account
Products               Date      Age    Premium   Payable   Value               Payable                                Received
---------------------------------------------------------------------------------------------------------------------------------
Venture Fixed 4        All      All      5.25%   Monthly  3% of 5 yr    Payable based on account value upon renewal    See Note 2
(204-FA)                                                  renewal       into the 5 year fixed option.
                                                          amount
---------------------------------------------------------------------------------------------------------------------------------
Venture Fixed          All      All      5.25%   Monthly  N/A           N/A                                            See Note 2
Immediate 6 (206-IA)
---------------------------------------------------------------------------------------------------------------------------------
Venture 7, 8           Since    Less      7%     Daily    .25%          For new policy, beginning the first calendar   See Note 2
(207-VFA, VFA.Cont,    7/1/91   than                                    quarter subsequent to the 5th contract
VFA.Cert)                        81*                                    anniversary. For additions, beginning at the
                                                                        later of 18 months after the premium
                                                                        addition, or the first calendar quarter
                                                                        subsequent to the 5th contract anniversary.
---------------------------------------------------------------------------------------------------------------------------------
Venture 7, 8           Since    81-85*    4.5%   Daily    .25%          For new policy, beginning the first calendar   See Note 2
(207-VFA, VFA.Cont,    7/1/91                                           quarter subsequent to the 5th contract
VFA.Cert)                                                               anniversary. For additions, beginning at the
                                                                        later of 18 months after the premium
                                                                        addition, or the first calendar quarter
                                                                        subsequent to the 5th contract anniversary.
---------------------------------------------------------------------------------------------------------------------------------
Venture 7-Option A     Since    Less      7%     Daily    .25%          Trail payable first calendar quarter 18        See Note 2
(207-VFA)              7/1/91   than                                    months following issuance/additions.
                                 81*
---------------------------------------------------------------------------------------------------------------------------------
Venture 7-Option A     Since    81-85*   4.5%    Daily    .25%          Trail payable first calendar quarter 18        See Note 2
(207-VFA)              7/1/91                                           months following issuance/additions.
---------------------------------------------------------------------------------------------------------------------------------
Venture 7-Option B     Since   Less      7%      Daily    .25%          For new policy, beginning the first calendar   See Note 2
(207-VFA)              7/1/91  than                                     quarter subsequent to the 5th contract
                                81*                                     anniversary. For additions, beginning at the
                                                                        later of 18 months after the premium addition,
                                                                        or the first calendar quarter subsequent to
                                                                        the 5th contract anniversary.
---------------------------------------------------------------------------------------------------------------------------------
Venture 7-Option B    Since    81-85*    4.5%    Daily    .25%          For new policy, beginning the first calendar   See Note 2
(207-VFA)             7/1/91                                            quarter subsequent to the 5th contract
                                                                        anniversary. For additions, beginning at the
                                                                        later of 18 months after the premium addition,
                                                                        or the first calendar quarter subsequent to
                                                                        the 5th contract anniversary.
---------------------------------------------------------------------------------------------------------------------------------
Venture 17, 18        Since    Less       8%     Daily     N/A          N/A                                            See Note 2
(207-VFA, VFA.Cert,   10/1/94  than
VFA.Cont.)                      81*
---------------------------------------------------------------------------------------------------------------------------------
Venture 17, 18        Since    81-85*     5%     Daily     N/A          N/A                                            See Note 2
(207-VFA, VFA.Cert,   10/1/94
VFA.Cont.)
---------------------------------------------------------------------------------------------------------------------------------

                          NORTH AMERICAN SECURITY LIFE
                             COINSURANCE AGREEMENT
                             SCHEDULE C, CONTINUED

COMPENSATION ALLOWANCE, continued

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      CHARGEBACK
   PRODUCT DESCRIPTION                    NEW BUSINESS                  TRAILER/RENEWAL COMMISSION                   (SEE NOTE 2)
-------------------------------------   -----------------  --------------------------------------------------------  ------------
                                                             % of
                                       (Note 1)             Fixed
                      Issue     Issue     % of             Account
Products               Date      Age    Premium   Payable   Value               Payable                                Received
---------------------------------------------------------------------------------------------------------------------------------
Venture 20, 22          All     Less      7%       Daily    .25%        For new policy, beginning the first           See Note 2
(Venture.001,                   than                                    calendar quarter subsequent to the
Venture.003                     86**                                    5th contract anniversary. For additions,
Venture.004                                                             beginning at the later of 18 months
Venture.005)                                                            after the premium addition, or the
                                                                        first calendar quarter subsequent to
                                                                        the 5th contract anniversary.
---------------------------------------------------------------------------------------------------------------------------------
Venture 20, 22          All    86-90**   4.5%      Daily    .25%        For new policy, beginning the first           See Note 2
(Venture.001,                                                           calendar quarter subsequent to the
Venture.003                                                             5th contract anniversary. For additions,
Venture.004                                                             beginning at the later of 18 months
Venture.005)                                                            after the premium addition, or the
                                                                        first calendar quarter subsequent to
                                                                        the 5th contract anniversary.
---------------------------------------------------------------------------------------------------------------------------------
Venture 21, 23          All    Less       8%       Daily     N/A        N/A                                           See Note 2
(Venture.001,                  than
Venture.003                    86**
Venture.004
Venture.005)
---------------------------------------------------------------------------------------------------------------------------------
Venture 21, 23          All    86-90**    5%       Daily     N/A        N/A                                           See Note 2
(Venture.001,
Venture.003
Venture.004
Venture.005)
---------------------------------------------------------------------------------------------------------------------------------
Vision 5, 25            All     All      3.5%      Daily    .5%         For new policy, beginning the first           See Note 2
(Ven 10 and                                                             calendar quarter subsequent to the
Vision.001)                                                             5th contract anniversary. For additions,
                                                                        beginning at the later of 18 months
                                                                        after the premium addition, or the
                                                                        first calendar quarter subsequent to
                                                                        the 5th contract anniversary.
---------------------------------------------------------------------------------------------------------------------------------
Venture Group           All     All     7.25%      Daily     N/A        N/A                                           See Note 2
G140P1 (UGA)
---------------------------------------------------------------------------------------------------------------------------------
Venture Group           All     All     6.25%      Daily     N/A        N/A                                           See Note 2
G140P2 (UGA)
---------------------------------------------------------------------------------------------------------------------------------
Venture Group           All     All     5.00%      Daily     .20%       Quarterly, beginning the first                See Note 2
G140P3 (UGA)                                                            calendar quarter subsequent to the
                                                                        premium addition.
---------------------------------------------------------------------------------------------------------------------------------
Venture Group           All     All     3.50%      Daily     .40%       Quarterly, beginning the first                See Note 2
G140P4 (UGA)                                                            calendar quarter subsequent to the
                                                                        premium addition.
---------------------------------------------------------------------------------------------------------------------------------
Venture Group           All     All      .50%      Daily    1.00%       Quarterly, beginning the first                See Note 2
G140P5 (UGA)                                                            calendar quarter subsequent to the
                                                                        premium addition.
---------------------------------------------------------------------------------------------------------------------------------

NOTE 1:

Premium includes initial and additional deposits received and invested in the fixed fund options. Premium does not include exchanges.

NOTE 2:

The Reinsurer is entitled to all directly related reinsured fixed option/product commission chargebacks, payable monthly, provided that the allowances have been paid by the Reinsurer.

*   Issue age of annuitant
**  Issue age of owner

                          NORTH AMERICAN SECURITY LIFE
                              COINSURANCE AGREEMENT
                              SCHEDULE C, CONTINUED

ISSUE ALLOWANCE

FOR CONTRACTS INCLUDED UNDER THIS REINSURANCE AGREEMENT:
-$50 per contract issued, prorated to fixed initial premium as a percentage of total premium indexed at 4% per annum, payable daily based upon an estimate; actual calculation performed at month end and settled monthly.
-0.23% *** of fixed initial premium per contract issued, payable daily and the allowance will reduce to .20% if the state of Pennsylvania repeals the current 2.00% front end premium tax assessed to non-qualified deferred annuities.

MAINTENANCE ALLOWANCE

FOR CONTRACTS INCLUDED UNDER THIS REINSURANCE AGREEMENT:
-$30 per deferred contract in force, prorated to fixed account value as a percentage of total account value. For fixed immediate payout annuities and annuitizations $30 per contract in force prorated based upon fixed option payment to total payment. Payable at month end.
-0.15% (annualized) of fixed account value at month end for deferred contracts in force .15% (annualized) of statutory reserves at month end for fixed immediate payout annuities and annualization. Payable daily based upon an estimate; actual calculation performed and settled monthly.

PREMIUM TAXES
Premium taxes will be paid in accordance with Section 7(c) of this reinsurance agreement according to the following table:

--------------------------------------------------------------------------------
    STATES               QUALIFIED PREMIUM               NON-QUALIFIED PREMIUM
--------------------------------------------------------------------------------
California                       0.50%                          2.35%
--------------------------------------------------------------------------------
District of Columbia             2.25%                          2.25%
--------------------------------------------------------------------------------
Kansas                           0.00%                          2.00%
--------------------------------------------------------------------------------
Kentucky                         2.00%                          2.00%
--------------------------------------------------------------------------------
Maine                            0.00%                          2.00%
--------------------------------------------------------------------------------
Nevada                           0.00%                          3.50%
--------------------------------------------------------------------------------
Pennsylvania                     0.00%                          2.00%
--------------------------------------------------------------------------------
Puerto Rico                      1.00%                          1.00%
--------------------------------------------------------------------------------
South Dakota                     0.00%                          1.25%
--------------------------------------------------------------------------------
Texas                            0.04%                          0.04%
--------------------------------------------------------------------------------
West Virginia                    1.00%                          1.00%
--------------------------------------------------------------------------------
Wyoming                          0.00%                          1.00%
--------------------------------------------------------------------------------

NOTE: THE PREMIUM TAX RATES ABOVE ARE CURRENT RATES IN PLACE AT THE EFFECTIVE DATE OF THE COINSURANCE AGREEMENT. PREMIUM TAX RATES UNDER THIS AGREEMENT WILL CHANGE AS INDIVIDUAL STATES REVISE THEIR PREMIUM TAX RATES.

**REFLECTS A .03% FINANCE ALLOWANCE TO COVER FINANCING OF FRONT END PREMIUM TAXES ON NON-QUALIFIED DEFERRED REINSURED CONTRACTS IN PENNSYLVANIA SD AND WY.

                                   SCHEDULE D

                               Insurance Licenses

                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                   EXPIRATION
                    DATE OF
STATE:            CERTIFICATE:     COVERAGE:
------            ------------     ---------
Alabama           Permanent        Life, Disability and Annuities and Variable Authority

Alaska            Permanent        Life (includes Annuities and Disability), Variable Annuities and Variable Life

Arizona           Permanent        Life (includes Annuities), Disability and Variable Authority

Arkansas          Permanent        Life, (includes Annuities) Disability, Variable Annuities and Variable Life

California        Permanent        Life (includes Annuities), Disability and Variable Annuities

Colorado          Permanent        Life, Annuities, Health and Accident, Credit Life, Credit Accident & Health, Group Life,
                                   Variable Annuities, Variable Life

Connecticut       5/95             Life, (includes Annuities) Variable Annuities, Reinsurance and Variable Life

D.C.              5/1/95           Life, Annuities (individual, group and variable), and Group Life

Delaware          Permanent        Life (includes Annuities), Health, Credit life, Credit Health, Variable Annuities and
                                   Variable Life

Florida           Permanent        Life, Annuities, Group Life and Variable Annuities

Georgia           6/30/95          Life (includes Annuities), Health and Accident and Variable Authority

Hawaii            Permanent        Life (includes Annuities) and Variable Authority

Idaho             Permanent        Life (includes Annuities and Disability) and Variable Authority

Illinois          7/95             Life (includes Annuities), Accident and Health and Variable Products

Indiana           Permanent        Life, Annuities, Variable Annuities and Variable Life

Iowa              6/95             Life (includes Annuities, Variable Life, Variable Annuities, and Credit Life),
                                   Individual Accident, Individual Accident and Health,
                                   Group Accident and Health, Individual Hospital and Medical Expenses

Kansas            Permanent        Life (includes Annuities) and Variable Authority

Kentucky          Permanent        Life, Annuities and Variable Authority

Louisiana         Permanent        Life (includes Annuities), Health, Accident and Variable Authority

Maine                              None

Maryland          6/30/95          Life (includes Annuities), Health, Variable Annuities and Variable Life

Massachusetts     6/30/95          Life (includes Annuities), Health, Accident and Variable Annuities

Michigan          Permanent        Life (includes Annuities), Disability and Variable Annuities

Minnesota         6/1/95           Life, Annuities and Variable Contracts

Mississippi       1/1/95           Life (includes Annuities), Variable Contracts

Missouri          Permanent        Life (includes Annuities) and Variable Contracts

Montana           Permanent        Life (includes Annuities), Disability and Variable Annuities

Nebraska          4/95             Life (includes Annuities), Health, Accident, Variable Annuities and Variable Life

Nevada            Permanent        Life (including Variable Annuities and Variable Life)

New Hampshire                      None

New Jersey        5/1/95           Life, Health, Annuities and Variable Contracts

New Mexico        Permanent        Life (includes Annuities), Health and Variable Annuities

North Carolina    6/30/95          Life, Annuities (includes Variable Annuities)

North Dakota      Permanent        Life and Annuities, Health, Accident, Variable Annuities and Variable Life

Ohio              7/1/95           Life, Accident, Health, Disability, Annuities and Variable authority

Oklahoma          2/28/95          Life (includes Annuities), Health and Accident, Variable Annuities and Variable Life

Oregon            Permanent        Life (includes Annuities), Health and Variable products authority

Pennsylvania      3/31/95          Life, Annuities, Variable Life and Variable Annuities

Puerto Rico       6/30/95          Life (includes Annuities), Disability and Variable Annuities

Rhode Island                       None

South Carolina    Permanent        Life (includes Annuities), Accident and Health and Variable Contracts

South Dakota      Permanent        Life (includes Annuities), Variable Annuities and Variable Life

Tennessee         Permanent        Life (includes Annuities) and Variable Contracts

Texas             Permanent        Life (includes Annuities), Variable Life, Accident and Health, Variable Annuities

Utah              3/1/95           Life, Disability, Annuities, Variable Life and Variable Annuities

Vermont                            None

Virginia          6/30/95          Life, Individual Accident & Health, Annuities, Credit Life, Credit Accident and Health,
                                   Variable Life and Variable Annuities

Washington        Permanent        Life (includes Annuities), Variable Life and Variable Annuities

West Virginia     5/31/95          Life (includes Annuities and Disability), Variable authority

Wisconsin         Permanent        Life and Annuities, Disability, Variable Life and Variable Annuities

Wyoming           Permanent        Life (includes Annuities) and Variable Contracts

                                   SCHEDULE E


Delaware Department of Insurance

                                   SCHEDULE F

                     PEOPLES SECURITY LIFE INSURANCE COMPANY
                   JURISDICTIONS AND LINES OF BUSINESS THEREIN

   STATE                Line of Business
--------------------------------------------------------------------------------
Connecticut        Life Nonparticipating
--------------------------------------------------------------------------------
Delaware           Life, including Annuities; Accident & Health
--------------------------------------------------------------------------------
DC                 Individual Life; Group Life; Individual Accident & Health;
                   Group Accident & Health; Individual Annuities; Group
                   Annuities; Group Credit Life
--------------------------------------------------------------------------------
Florida            Life; Group Life & Annuities; Accident & Health
--------------------------------------------------------------------------------
Georgia            Life; Accident & Sickness
--------------------------------------------------------------------------------
Illinois           Life; Accident & Health
--------------------------------------------------------------------------------
Indiana            Life; Accident & Health, Annuities
--------------------------------------------------------------------------------
Kentucky           Life; Accident & Health, Annuities
--------------------------------------------------------------------------------
Maryland           Life including Annuities; Accident & Health (except variable life and variable annuities)
--------------------------------------------------------------------------------
Massachusetts      Life; Accident & Health
--------------------------------------------------------------------------------
Michigan           Life
--------------------------------------------------------------------------------
Missouri           Life; Annuities
--------------------------------------------------------------------------------
New Hampshire      Life; Accident & Health
--------------------------------------------------------------------------------
New Jersey         Life; Accident & Health; Annuities; Nonparticipating
                   insurance only
--------------------------------------------------------------------------------
North Carolina     Life, including Industrial Sick Benefit
                   insurance; Accident & Health, including
                   Hospitalization Cancellable, Noncancellable,
                   Credit  small loans, and Credit  other than
                   small loans; Annuities (excluding variable
                   annuities)
--------------------------------------------------------------------------------
Ohio               Life; Accident, Sickness, Disability; Annuities
--------------------------------------------------------------------------------
Pennsylvania       Life and Annuities; Accident & Health
--------------------------------------------------------------------------------
Rhode Island       Life; Accident & Health and Annuities
--------------------------------------------------------------------------------
South Carolina     Life; Accident & Health
--------------------------------------------------------------------------------
Tennessee          Life; Accident & Health
--------------------------------------------------------------------------------
Texas              Life; Accident & Health
--------------------------------------------------------------------------------
Vermont            Life including Industrial Sick Benefit
                   insurance; Annuities (excluding variable
                   annuities); Accident & Health, including
                   Hospitalization Cancellable, Noncancellable,
                   Credit  small loans, and Credit  other than
                   small loans; Annuities
--------------------------------------------------------------------------------
Virginia           Life; Industrial Life, Credit Life; Accident & Sickness;
                   Annuities
--------------------------------------------------------------------------------
West Virginia      Life; Accident & Sickness
--------------------------------------------------------------------------------

                                   SCHEDULE G

                             COINSURANCE AGREEMENT


                                      NONE

                                   SCHEDULE H






                                                              IMMEDIATE ANNUITIES
POLICIES INFORCE 5/31/95                 NON NY DEFERRED      SETTLEMENT OPTIONS            TOTAL
------------------------                 ---------------      ------------------            -----
     Statutory reserves less loans       $698,296,474            $ 15,320,440           $713,616,914

     Tax reserves less loans             $694,497,351            $ 15,147,319           $709,644,670

     Ceding Commission % of                    2.544%
     AV less loan balance

     Account value less loans            $718,858,636            N/A                    $718,858,636
     Loan balance                        $  2,737,275

     Total AV                            $721,595,911            N/A

     Consideration excluding loan        $700,443,710            $ 15,404,817           $715,848,527
              Loan Balance               $  2,737,275            $  2,737,275

     Net consideration                   $703,180,985            $ 15,404,817           $718,585,802

ADJUSTMENTS
     June 1995 net activity              $  2,019,472            N/A                    $  2,019,472
                                         ------------            ------------           ------------
     Estimated initial Consideration     $705,200,457            $ 15,404,817           $720,605,274


                         NASL INFORCE PRICING MEMORANDUM

PRICING ASSUMPTIONS (DEFERRED CONTRACTS)

MODELING METHODOLOGY

         Each Venture product's fixed option was modeled separately and broken out by remaining guarantee period and issue date (equal to the start of the guarantee period). For example an inforce cell contains the 6 year fixed option in the Venture 7 product that is part of a variable contract issued in 1991 with 2 years remaining in the guarantee period in 1995. Each inforce cell will then carry its unique credited rate guaranteed for the remaining guarantee period.

         After the "stub" period, i.e. the remaining guarantee period, the renewal credited rate is 235 bps below the appropriate investment yield for each renewing inforce cell.

         The ceding commission payable is equal to the present value of "distributable profits" (statutory profit after target surplus and after tax over 15 years) discounted at 12% divided by 65% (100% marginal income tax rate).

         TRANSFERS

         Since the funds in each issue date and guarantee period cell consist of funds from transfers and new business, a prorata portion of the inforce cell attributable to transfers was adjusted. The initial ceding commission payable on the inforce cell assumes the funds consist solely of money from new business. The adjustment is equal the present value of future profits that are lost due to the shorter expected life of transferred funds.

         POLICY LOANS

         Policy loans were modeled in aggregate. The average policy is 1.5 years old at loan inception; the average loan is 2 years old.

         The outstanding loan balance was assumed to receive 100 bps. [200 bps gross - 19 bps O/H + default - 17 bps allowance to NASL - 64 bps required return]. Existing loans repay uniformly over the next three years. Repayed amounts receive the PV of future profits from the transfer schedule adjusted for interest and persistency. Surrender charges were included based on pricing lapse rates. Non-performing loans were treated as an increase in the partial free withdrawal rate.

         LAPSES

         The Company's lapse assumptions were used for all the fixed options. These assumptions represent lapses out of the entire contract and hence an implicit assumption is made that the transfer adjustments will make Reinsurer whole on transfers out of the fixed options to the variable funds.

         Listed on the next page are the lapse rates FOR ALL THE FIXED OPTIONS in Ven20 and Ven22 which are the new generation 7 yr surrender charge products with trailer compensation starting at the end of the fifth policy year. Variations include a 35% shock lapse (vs 25%) after the end of the surrender charge period for products without trailer compensation. Shock lapses and out-of-surrender-period lapses occur in the seventh policy year for the old generation six year surrender charge period products versus the eighth policy year in the new generation products.

-------------------------------------------------------------

   YEAR           LAPSE %             YEAR       LAPSE %

-------------------------------------------------------------

     1              1.0                 9          11.0

-------------------------------------------------------------

     2              2.5                10          12.0

-------------------------------------------------------------

     3              3.0                11          13.0

-------------------------------------------------------------

     4              4.0                12          14.0

-------------------------------------------------------------

     5              5.0                13          15.0

-------------------------------------------------------------

     6              6.0                14          16.0

-------------------------------------------------------------

     7          7.0 + 25.0             15          17.0

-------------------------------------------------------------

     8             10.0                16+        100.00

-------------------------------------------------------------

EXPENSES

Expenses include allowances to the Company and the Reinsurer's allocation of overhead and investment expenses and also allowances for default.

--------------------------------------------------------------------------------

           EXPENSES                          AMOUNTS (ANNUALLY)

--------------------------------------------------------------------------------

           Maintenance Allowance             $30 per contract prorated by
                                             fixed funds divided by total
                                             funds * + .15% of account value
--------------------------------------------------------------------------------

           Overhead, Investment Exp,         .36% of account value
           Default Allowance

--------------------------------------------------------------------------------

     * Note that the Reinsurer will also be receiving a prorata portion of the $30 policy fee and hence this should net out to zero for policies less than $100,000

ANNUITIZATIONS

     Annuitizations are modeled as excess surrenders. This will slightly understate the profitability of the product but the impact should be minimal. Upon annuitizations Reinsurer will receive a load that covers future maintenance expenses as well as any unamortized Deferred Acquisition Cost.

     This means that the pricing of the deferred contract should be neutral with respect to annuitizations.

PARTIAL FREE WITHDRAWALS

Outlined on the next page are the percent of account values that are withdrawn free of surrender charges:

---------------------------------------------

           YEAR            PERCENTAGE
---------------------------------------------

             1                1.00
---------------------------------------------

             2                1.50
---------------------------------------------

             3                2.00
---------------------------------------------

             4                2.50
---------------------------------------------

             5                3.00
---------------------------------------------

             6                3.50
---------------------------------------------

             7         4.00 if SC applies
---------------------------------------------

            8+                N/A
---------------------------------------------

MISCELLANEOUS

--------------------------------------------------------------------------------

           PRICING HORIZON                                15 years

--------------------------------------------------------------------------------

         AVERAGE POLICY SIZE                               $35,000

--------------------------------------------------------------------------------
          AVERAGE ISSUE AGE                                  65

--------------------------------------------------------------------------------
  REQUIRED CAPITAL (TARGET SURPLUS)              5.5% for all fixed options

--------------------------------------------------------------------------------

       MARGINAL INCOME TAX RATE                              35%

--------------------------------------------------------------------------------

        DAC TAX CAPITALIZATION                 1.75% of Non-Qualified Premium

--------------------------------------------------------------------------------

              MORTALITY                             75-80 basic Male ALB

--------------------------------------------------------------------------------

STATUTORY AND TAX RESERVING

          Commissioners Annuity Reserving & Valuation Model is used according to these assumptions:

                  Plan Type - B for 3,5,6 and 7 year options and C for the 1 year option. Method - Issue year

     The assumptions explicitly used in modeling is a Statutory Valuation rate of 6.75% for the 3,5,6 and 7 year options and 6% for the 1 year option. The Tax Valuation rate used is 6.99% and these rates are valid for 1995. This will have to be changed to price business in 1996 and future years.

INVESTMENT SPREAD AND YIELDS

     Investments are in semiannual coupon bearing bonds with maturities equal to the liability guarantee periods (i.e. bonds maturing in 2 years for the 3 yr fixed option with a remaining guarantee period of 2 years). This gives Reinsurer a slight negative duration mismatch since the liabilities act more like zero coupon bonds but for withdrawals and deaths during the guarantee period.

     Investment yields for these bond are equal to the June 29, 1995 Treasury yields plus 117 BPS (e.g. the 2 yr bond will have an investment yield equal to the 2 yr Treasury plus 117 bps). Interest rates are assumed to stay level for the duration of the pricing period of 15 years.

PRICING ASSUMPTIONS (IMMEDIATE AND SETTLEMENT ANNUITY CONTRACTS)

--------------------------------------------------------------------------------

      REQUIRED CAPITAL                            5.25%

--------------------------------------------------------------------------------

    AVERAGE POLICY SIZE                          $20,000

--------------------------------------------------------------------------------

            AGE                       Actual Age at Effective Date

--------------------------------------------------------------------------------

      MORTALITY TABLE              1983 IAM with Mortality Improvement
                                          Projection (Scale H)
--------------------------------------------------------------------------------

           OTHERS                 Same as Those Used to Price Deferred
                                              Contracts
--------------------------------------------------------------------------------

METHOD OF CALCULATING INTEREST RATES USED TO DISCOUNT PROJECTED BENEFIT PAYMENTS

         The Treasury yield curve as of June 29, 1995 is converted to an "implied strip curve" (yield curve for zero coupon bonds). This Treasury strip curve is then converted to an investment strip curve by adding 117 bps across all maturities.

         The rates used to discount the projected benefit payments (annual payments) are then equal to the investment strip curve less 130 bps (expense allowances etc.). Benefit payments beyond the 30th year are present valued back to the 30th year using a 4% rate and are then discounted using the 30th year discount rate.

                                   SCHEDULE I
                             TRANSFER OF ADJUSTMENTS



THIS SCHEDULE WAS DEVELOPED ON THE ASSUMPTION THE COMPANY'S ANNUITY BUSINESS REINSURED HEREUNDER IS PREDOMINATELY SINGLE PREMIUM. IF FUTURE BUSINESS IS NOT CONSISTENT WITH THIS ASSUMPTION, THEN THIS SCHEDULE WILL BE REVISED SO THAT THE TABLES BELOW ARE APPLIED ON A DEPOSIT YEAR BASIS RATHER THAN A POLICY YEAR BASIS.

I. THE FOLLOWING WILL BE APPLICABLE FOR ALL PRODUCT ADMINISTRATIVE CODES OTHER THAN VEN7, VEN8, VEN17, VEN18, VEN20, VEN21, VEN22, VEN23, VIS5 AND VIS25.

     In the event that the amount of reinsurance with respect to a particular Policy under this Agreement increases due to a transfer of amounts from the Separate Account to the Fixed Account, then the Company will pay to the Reinsurer the aggregate of such amounts, less transfer adjustments equal to
     (i) times (ii) where:
              (i) equals the initial acquisition allowance attributable to the transferred amount into the Fixed Account;
              (ii)equals the transfer adjustment factors below:

     In the event that the amount of reinsurance with respect to a particular Policy under this Agreement decreases due to a transfer of amounts from the Fixed Account to the Separate Account, then the Reinsurer will pay to the Company the aggregate of such amounts, less transfer adjustments equal to
     (i) times (ii) where:
              (i) equals the initial acquisition allowance attributable to the transferred amount into the Separate Account;

              (ii)equals the transfer adjustment factors below:

--------------------------------------------------------------------------------
          POLICY DURATION       TRANSFER ADJUSTMENT FACTORS
              (YEARS)                AS A PERCENTAGE OF
                               INITIAL ACQUISITION ALLOWANCE*
--------------------------------------------------------------------------------
                 1                           98
--------------------------------------------------------------------------------
                 2                           89
--------------------------------------------------------------------------------
                 3                           80
--------------------------------------------------------------------------------
                 4                           71
--------------------------------------------------------------------------------
                 5                           62
--------------------------------------------------------------------------------
                 6                           52
--------------------------------------------------------------------------------
                 7                           44
--------------------------------------------------------------------------------
                 8                           37
--------------------------------------------------------------------------------
                 9                           32
--------------------------------------------------------------------------------
                 10                          27
--------------------------------------------------------------------------------
                 11                          22
--------------------------------------------------------------------------------
                 12                          18
--------------------------------------------------------------------------------
                 13                          15
--------------------------------------------------------------------------------
                 14                          12
--------------------------------------------------------------------------------
                 15                          9
--------------------------------------------------------------------------------
                16+                          6
--------------------------------------------------------------------------------

II. THE FOLLOWING WILL BE APPLICABLE FOR PRODUCT ADMINISTRATIVE CODES VEN7, VEN8, VEN17, VEN18, VEN20, VEN21, VEN22, VEN23, VIS5, AND VIS25, FOR ISSUE AGES WHERE FULL COMPENSATION ALLOWANCES ARE PAYABLE.

     In the event that the amount of reinsurance with respect to a particular Policy under this Agreement increases due to a transfer of amounts from the Separate Account to the Fixed Account, then the Company will pay to the Reinsurer the aggregate of such amounts, less transfer adjustments equal to
     (i) times (ii) where:
              (i) equals the account value transferred into the Fixed Account;
              (ii)equals the transfer adjustment factors below:

     In the event that the amount of reinsurance with respect to a particular Policy under this Agreement decreases due to a transfer of amounts from the Fixed Account to the Separate Account, then the Reinsurer will pay to the Company the aggregate of such amounts, less transfer adjustments equal to
     (i) times (ii) where:
              (i) equals the account value transferee into the Separate Account;
              (ii)equals the transfer adjustment factors below:

 -------------------------------------------------------------------------------
                                     TRANSFER ADJUSTMENT FACTORS
                                   BY PRODUCT ADMINISTRATIVE CODE
   POLICY DURATION          AS A PERCENTAGE OF ACCOUNT VALUE TRANSFERRED*
       (YEARS)
--------------------------------------------------------------------------------
                 VEN7       VEN17        VEN20        VEN21        VIS5
                 VEN8       VEN18        VEN22        VEN23        VIS25
--------------------------------------------------------------------------------
          1      7.2        8.1          7.2          8.1          3.4
--------------------------------------------------------------------------------
          2      6.4        7.2          6.4          7.2          2.6
--------------------------------------------------------------------------------
          3      5.7        6.2          5.6          6.3          2.1
--------------------------------------------------------------------------------
          4      5.0        5.3          5.0          5.5          2.2
--------------------------------------------------------------------------------
          5      4.4        4.5          4.4          4.7          2.1
--------------------------------------------------------------------------------
          6      3.8        3.7          3.8          4.0          2.0
--------------------------------------------------------------------------------
          7      4.3        5.1          3.2          3.3          2.0
--------------------------------------------------------------------------------
          8      4.1        4.9          3.7          4.6          2.0
--------------------------------------------------------------------------------
          9      3.8        4.6          3.6          4.4          2.0
--------------------------------------------------------------------------------
          10     3.6        4.3          3.3          4.1          2.0
--------------------------------------------------------------------------------
          11     3.3        4.0          3.1          3.8          2.0
--------------------------------------------------------------------------------
          12     3.1        3.7          2.9          3.5          2.0
--------------------------------------------------------------------------------
          13     2.8        3.4          2.7          3.3          2.0
--------------------------------------------------------------------------------
          14     2.6        3.1          2.4          3.0          2.0
--------------------------------------------------------------------------------
          15     2.4        2.8          2.2          2.7          2.0
--------------------------------------------------------------------------------
          16     2.1        2.5          2.0          2.4          2.0
--------------------------------------------------------------------------------
          17     2.0        2.2          2.0          2.1          2.0
--------------------------------------------------------------------------------
         18+     2.0        2.0          2.0          2.0          2.0
--------------------------------------------------------------------------------

III. THE FOLLOWING WILL BE APPLICABLE FOR PRODUCT ADMINISTRATIVE CODES VEN7, VEN8, VEN17, VEN18, VEN20, VEN21, VEN22, AND VEN23, FOR ISSUE AGES WHERE REDUCED COMPENSATION ALLOWANCES ARE PAYABLE.

         In the event that the amount of reinsurance with respect to a particular Policy under this Agreement increases due to a transfer of amounts from the Separate Account to the Fixed Account, then the Company will pay to the Reinsurer the aggregate of such amounts, less transfer adjustments equal to (i) times (ii) where:
             (i) equals the account value transferred into the Fixed Account;
             (ii)equals the transfer adjustment factors below:

         In the event that the amount of reinsurance with respect to a particular Policy under this Agreement decreases due to a transfer of amounts from the Fixed Account to the Separate Account, then the Reinsurer will pay to the Company the aggregate of such amounts, less transfer adjustments equal to (i) times (ii) where:

             (i) equals the account value transferred into the Separate Account;
             (ii)equals the transfer adjustment factors below:

================================================================================

                                     TRANSFER ADJUSTMENT FACTORS
                                    BY PRODUCT ADMINISTRATIVE CODE
      POLICY DURATION       AS A PERCENTAGE OF ACCOUNT VALUE TRANSFERRED*
          (YEARS)
                          ------------ ------------ ------------ ------------
                             VEN7         VEN17        VEN20        VEN21
                             VEN8         VEN18        VEN22        VEN23
    --------------------- ------------ ------------ ------------ ------------
             1                    4.7          5.2          4.8          5.3
    --------------------- ------------ ------------ ------------ ------------
             2                    4.1          4.5          4.5          5.0
    --------------------- ------------ ------------ ------------ ------------
             3                    3.6          3.9          4.1          4.5
    --------------------- ------------ ------------ ------------ ------------
             4                    3.0          3.2          3.5          3.9
    --------------------- ------------ ------------ ------------ ------------
             5                    2.5          2.6          2.8          3.1
    --------------------- ------------ ------------ ------------ ------------
             6                    2.0          2.0          2.0          2.2
    --------------------- ------------ ------------ ------------ ------------
             7                    1.5          1.5          1.2          1.2
    --------------------- ------------ ------------ ------------ ------------
             8+                   1.0          1.0          1.0          1.0
================================================================================


*The Transfer Adjustment will be zero where no compensation is paid.

                              COINSURANCE AGREEMENT
                                   SCHEDULE J

The following reports and data feeds are to be provided by the Company to the Reinsurer. The data contents will only include information related to the reinsured business.

 I.   DAILY REPORTS

           - Daily cash settlement statement (Schedule K) by 4:00p.m. on the following business day.

 II.  MONTH END REPORTS AND DATA FEEDS(1)

      A. By the third business day after month end

           -   Liability database reserve feed(2)
           -   Annuitized census data feed(3)
           -   Liability database and accounting activity data feeds(4)
           -   Policy loan progressions, reports and reconciliations

      B. By the fourth business day after month end

           -   Month end ceding statement data feed (Schedule L)
           - Exhibits and supporting data for the computation of the Policy Expense Allowances (as defined in Schedule C) and the Adjustments on Transfers (as defined in Schedule I).
           -   Statutory reserve summary by product and by company
           - Progression of Deferred Account Values/Annuitized Reserves by product and by company showing specific transactions (month only and year to date).


------------------------

(1) Based upon technology and business reporting needs, the content, format, and interim report/file substitutes will be negotiated as needed by appropriate Accounting and Valuation staff of the Reinsurer and the Company.

(2) At a minimum, they will contain the following Company information on a policy level basis: For the deferred business: (a) ending account value, by fund option, duration and interest rate; (b) surrender charges; (c) owner and annuitant age and (d) plan code.

(3) For the annuitized business: ending policy census data including annuity option; annuitant date of birth, rated age, and sex; annuity payment frequency, amount, option, and date of first and last payments; cost of living adjustments; pricing date; issue date; unloaded net premium and expense loads; state; and reserve valuation modes and rates.

(4) At a minimum, they will contain the following Company information on a policy level basis for both deferred and annuitized business: ceding statement activity for the period for each plan code segregated by qualified vs. nonqualified, individual vs. group and by state.

SCHEDULE K: DAILY CASH SETTLEMENT INFORMATION


Company
       ---------------------------
for Activity of:
                ------------------

                                                         DAILY      MONTH TO    QUARTER    YEAR TO
                                                        ACTIVITY       DATE     TO DATE      DATE
                                                        --------       ----     -------      ----
DEFERRED ACTIVITY ONLY

(1)  NEW POLICY PREMIUM

(2)  TRANSFERS/EXCHANGE FROM VARIABLE
      (A)         TRANSFERS FROM VARIABLE TO FIXED
      (B)         PRODUCT EXCHANGES FROM VARIABLE TO FIXED
      (C)                  TOTAL TRANSFERS IN [(2A) +(2B)]

(3)  TOTAL INFLOW TO FIXED [(1) + (2C)]

(4)  PARTIAL WITHDRAWALS (INCLUDING SWIP'S)

(5)  FULL TERMINATIONS (ACCOUNT VALUE ONLY)

(6)  TRANSFERS/EXCHANGES FROM FIXED
      (A)         TRANSFERS FROM FIXED TO VARIABLE
      (B)         PRODUCT EXCHANGES FROM FIXED TO VARIABLE
      (C)                  TOTAL TRANSFERS OUT [(6A + 6B)]

(7)  DEATH BENEFIT (ACCOUNT VALUE ONLY)

(8)  MARKET VALUE ADJUSTMENTS COLLECTED

(9)  SURRENDER CHARGES COLLECTED

(10)  TOTAL OUTFLOW FROM FIXED
                  [(4) + (5) + (6C) +(7) - (8) - (9)]

(11)  NET FIXED CASHFLOW [(3) - (10)]

(12)  ALLOWANCES

         (A)  COMMISSIONS PAID (SEE SCHEDULE)
         (B)  ISSUE EXPENSES [.38% X (1)] (EST.)
         (C)  MAINTENANCE EXPENSES [$5,000 PER DAY] (EST.)
         (D)  TRANSFER SETTLEMENT [.05 X ((2C)-(6C))] (EST.)
         (E)      TOTAL ALLOWANCES [12A) + (12B) + (12C) + (12D)]

(13)  CASH DUE TO (FROM) PSI [(11)-(12E)]

PREPARED BY:
            ---------------------------
APPROVED BY:
            ---------------------------
DATE PREPARED:
              -------------------------

SCHEDULE L: MONTHLY CASH SETTLEMENT INFORMATION


Company
       ---------------------------
for Activity of:
                ------------------

                                                 MONTH TO   QUARTER    YEAR TO
                                                 DATE       TO DATE    DATE
                                                 ----       -------    ----
A) DEFERRED ACTIVITY

1) NEW POLICY PREMIUM

2) TRANSFERS/EXCHANGES FROM VARIABLE
    (A) TRANSFERS FROM VARIABLE TO FIXED
    (B) PRODUCT EXCHANGES FROM VARIABLE TO FIXED
    (C)  TOTAL TRANSFERS IN [(2A) + (2B)]

3) TOTAL INFLOW TO FIXED [(1) + (2C)]

4) PARTIAL WITHDRAWALS (INCLUDING SWIP'S)

5) FULL TERMINATIONS (ACCOUNT VALUE ONLY)

6) TRANSFERS/EXCHANGES FROM FIXED
    (A)  TRANSFERS FROM FIXED TO VARIABLE
    (B)  PRODUCT EXCHANGES FROM FIXED TO VARIABLE
    (C) TOTAL TRANSFERS OUT [(6A) + (6B)]

7) DEATH BENEFIT (ACCOUNT VALUE ONLY)

8) MARKET VALUE ADJUSTMENTS
     (A) COLLECTED
     (B) WAIVED
     (C) TOTAL [(6A) + (6B)]

9) SURRENDER CHARGES
     (A)  COLLECTED ON WITHDRAWAL
     (B)  COLLECTED ON DEATH
     (C)  WAIVED
     (D) TOTAL [(9A) + (9B) + (9C)]

10) TOTAL OUTFLOW FROM FIXED [(4) + (5) +(6C) +(7) - (8C) - (9D)]

11) NET FIXED DEFERRED CASHFLOW [(8) - (10)]


(B)  PAYOUT ACTIVITY

                                                 MONTH TO   QUARTER    YEAR TO
                                                 DATE       TO DATE    DATE
                                                 ----       -------    ----
(1) ANNUITIZED FUNDS (ACCOUNT VALUE)
    (A)  IMMEDIATE ANNUITY PREMIUM
    (B)  VARIABLE TO FIXED ANNUITIZATIONS
    (C)  FIXED TO VARIABLE ANNUITIZATIONS
    (D)           TOTAL ANNUITIZED FUNDS [(1A) + (1B) - (1C)]

(2) PREMIUM TAXES (BACK & FRONT-END)
    (A)  IMMEDIATE ANNUITY
    (B)  VAR/FIXED SETTLEMENT ANNUITY
    (C)  FIXED/FIXED SETTLEMENT ANNUITY
    (D)           TOTAL [(2A) + (2B) + (2C)]

(3) BENEFIT PAYMENTS
    (A)  IMMEDIATE ANNUITY - REGULAR
    (B)  IMMEDIATE ANNUITY - COMMUTED (DEATHS)
    (C)  SETTLEMENT ANNUITY - REGULAR
    (D)  SETTLEMENT ANNUITY - COMMUTED (DEATHS)
                  TOTAL BENEFITS [3A) + (3B) + (3C) + (3D)]

(4)               NET PAYOUT ANNUITY ACTIVITY [(1D) - (2D) - (3E)]


(C)      ALLOWANCES

                                                 MONTH TO   QUARTER    YEAR TO
                                                 DATE       TO DATE    DATE
                                                 ----       -------    ----
(1) AGENT COMPENSATION
    (A) COMMISSIONS PAID (SEE SCHEDULE)
    (B) COMMISSIONS CHARGED-BACK (SEE SCHEDULE)
    (C) RENEWAL COMM. ADJ. (SEE SCHEDULE)
    (D) HIGH AGE ADJ. (SEE SCHEDULE)
    (E) TRAILS PAID (SEE SCHEDULE)
    (F)          TOTAL COMPENSATION [(1A) - (1B) + (1C) - (1D) + (1E)]

(2) ISSUE EXPENSES (SEE SCHEDULE)

(3) MAINTENANCE EXPENSES (SEE SCHEDULE)

(4) TRANSFER ALLOWANCE ON NET FUND TRANSFERS TO FIXED
                  (INCLUDING LOANS - SEE SCHEDULE)

(5) TRANSFER ALLOWANCE ON NET PRODUCT EXCHANGES TO FIXED
             (SEE SCHEDULE)
(6) PREMIUM TAX REIMBURSEMENT

(7)                   TOTAL ALLOWANCES [(1F) + (2) + (3) + (4) + (5) + (6)]


(D) OTHER ACTIVITY

(1) EXCESS INTEREST CREDITED

(2) POLICY LOANS
    (A) LOAN PRINCIPAL PAID BACK TO FIXED
    (B) LOAN INTEREST PAID BACK TO FIXED
    (C) NEW LOANS FROM FIXED
    (D) INTEREST ON VARIABLE PAYBACKS
    (E) INTEREST CAPITALIZED ON VARIABLE LOANS
    (F) INT. CREDITED ON LOANS FROM VAR.
    (G) REDUCTION DUE FIXED & VARIABLE DECREMENTS (ASSET FUND)
    (H)      NET LOAN CASHFLOW [(2A) + (2B) - (2C) + (2D) + (2E) - (2F) + (2G)]

(3)                  TOTAL OTHER ACTIVITY [(1) + (2H)]

(E) CASH DUE TO (FROM) PSI [(A11) + (B4) - (C7) + (D3)]

(F) CASH PAID TO (FROM) PSI DURING MONTH

(G) MONTHLY TRUE-UP [(E) - (F)]


(H)  SUMMARY RECONCILIATION OF DAILY AND MONTHLY DEFERRED ANNUITY ACTIVITY

(1)  TRUE-UP OF DAILY ITEMS (MONTHLY DEFERRED ANNUITY AND
     ALLOWANCES) [(A1) +(A2C) - (A4) -(A5) - (A6C) - (A7) + (A8A) +
     (A9A)
              -(C1A) - (C2) - C3) - (C4)-C5)]

(2)  CASH PAID TO (FROM ) PSI DURING MONTH

(3)  DIFFERENCE [(H1) - (H2)]*


(I)  ITEMIZED RECONCILIATION OF DAILY AND MONTHLY DEFERRED ANNUITY ACTIVITY


                                                         (I)        (II)
                                                      CUMULATIVE   MONTHLY
                                                         DAILY     TRUE-UP
                                                         -----     -------


(1) TRANSFERS/EXCHANGES FROM VARIABLE
    (A) TRANSFERS FROM VARIABLE TO FIXED
    (B) PRODUCT EXCHANGES FROM VARIABLE TO FIXED
    (C)          TOTAL TRANSFERS IN [(1A) + (1B)]

(2) TRANSFERS/EXCHANGE FROM FIXED
    (A) TRANSFERS FROM FIXED TO VARIABLE
    (B) PRODUCT EXCHANGES FROM FIXED TO VARIABLE
    (C)          TOTAL TRANSFERS OUT [(2A) + (2B)]

(3) ALLOWANCES
    (A) COMMISSIONS PAID
    (B) ISSUE EXPENSES
    (C) MAINTENANCE EXPENSES
    (D) TRANSFER SETTLEMENT
    (E) TOTAL

(4) TOTAL [I1) - (I2) - (I3)]

(5) VARIANCES*
        (LINE 4 COLUMN (I) LESS COLUMN (II)

PREPARED BY:
            -------------------------------
APPROVED BY:
            -------------------------------
DATE PREPARED:
              -----------------------------

*SEE ATTACHED EXPLANATION IF THESE ITEMS ARE NOT EQUAL

Company
       ---------------------------
for Activity of:
                ------------------

                                                 MONTH TO   QUARTER    YEAR TO
                                                 DATE       TO DATE    DATE
                                                 ----       -------    ----
(1) FIXED TO FIXED TRANSFERS/EXCHANGES
    (A)   TRANSFERS FROM FIXED TO FIXED
    (B)   PRODUCT EXCHANGES FROM FIXED TO FIXED
    (C)   FIXED/FIXED ANNUITIZATIONS (ACCOUNT VALUE)

(2) ADMIN FEES COLLECTED

(3) DEFERRED ANNUITY INTEREST CREDITED

(4) NUMBER OF POLICIES IN FORCE
    (A) DEFERRED
    (B) PAYOUT

(5) FIXED PREMIUMS IN SUSPENSE (DETAIL ATTACHED)

(6) FIXED ACCOUNT CLAIMS NOT YET PROCESSED

(7) POLICY LOAN RECONCILIATION - COLLATERAL ACCOUNT
    (A) COLLATERAL ACCOUNT AT BEG. OF PERIOD
    (B) NEW LOANS TAKEN
    (C) REDUCTION DUE TO SURRENDER
    (D) REDUCTION DUE TO MATURITY
    (E) REDUCTION DUE TO ANNUITIZATION
    (F) REDUCTION DUE TO DEATH
    (G) PRINCIPAL REPAID
    (H) INTEREST CREDITED TO COLLATERAL ACCOUNT
    (I) INTEREST CAPITALIZED DUE NON-PAYMENT
    (J) COLLATERAL ACCOUNT AT END OF PERIOD
                 [(7A) + (7B) - (7C) - (7D) - (7E) - (7F) - (7G) -
    (7H) + (7I)] (K) CHANGE TO COLLATERAL ACCOUNT [(7J) - (7A)] (L)
    INTEREST EXPENSE ACCRUED BUT NOT CREDITED TO COLLATERAL FUND

(8) POLICY LOAN RECONCILIATION - ASSET FUND
    (A) ASSET FUND AT BEG. OF PERIOD
    (B) NEW LOANS TAKEN
    (C) REDUCTION DUE TO SURRENDER
    (D) REDUCTION DU TO MATURITY
    (E) REDUCTION DUE TO ANNUITIZATION
    (F) REDUCTION DUE TO DEATH
    (G) PRINCIPAL REPAID
    (H) INTEREST CAPITALIZED
    (I) ASSET FUND END OF PERIOD
                 [(7A) + (7B) - (7C) - (7D) - (7E) - (7F) - (7G) + (7H)]
    (J) INT. INC. ACCRUED BUT NOT CAP. ON ASSET FUND


PREPARED BY:
            -------------------------------
APPROVED BY:
            -------------------------------
DATE PREPARED:
              -----------------------------

                                   SCHEDULE M


                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY
                              COINSURANCE AGREEMENT


         The reinsured, North American Security Life Insurance Company ("NASL"), will achieve the service standards set forth below when dealing with Reinsured Portions of Policies reinsured under this Agreement.

NASL will:

1) Answer telephones within 30 seconds of the call being received during Business Days;

2) Issue new Policies within 2 full Business Days of all requirements needed to issue a Policy having been received by NASL at its office in Boston, Massachusetts;

3) Complete processing of Policy terminations and withdrawals within 2 full Business Days of all requirements needed for such transactions having been received by NASL at its office in Boston, Massachusetts;

4) Complete processing of all non-financial Policy changes within 5 full Business Days of all requirements needed for such transactions having been received by NASL at its office in Boston, Massachusetts; and

5) Send Letters of Acceptance regarding 1035 exchanges within 5 full Business Days of receipt by NASL at its office in Boston, Massachusetts.

6) Release commission payments to Broker Dealers within 2 full Business Days of receipt of Commission Statements/Checks by NASL at its office in Boston, Massachusetts.


NASL will meet the above standards, on average, 90% of the time.

In any event, NASL will employ service standards for the Reinsured Portions at least at the same target level as those used for the Policies in their entirety. Target is defined in the NASL Incentive Pay Plan for Annuity Customer Service. In the event targets are revised, NASL will notify Peoples in writing within 30 days of any such revisions becoming effective.